UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 14, 2026

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. ("OGE Energy") held on May 14, 2026, the shareholders:

•
Elected eight members of the Board of Directors;
•
Ratified the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2026;
•
Approved, on an advisory basis, the compensation paid to named executive officers; and
•
Voted a majority in favor of the shareholder proposal regarding simple majority vote but received less than the 80 percent of the outstanding votes required to implement the changes.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2027
Frank A. Bozich	146,468,366	2,581,584	577,089	29,687,023
Peter D. Clarke	141,147,857	8,085,216	393,966	29,687,023
Lyle G. Ganske	147,624,556	1,448,593	553,890	29,687,023
Cathy R. Gates	148,085,962	996,783	544,294	29,687,023
David L. Hauser	144,596,792	4,466,100	564,147	29,687,023
David E. Rainbolt	146,547,617	2,540,577	538,845	29,687,023
Sheila G. Talton	146,202,648	2,903,666	520,725	29,687,023
Sean Trauschke	146,690,973	2,539,016	397,050	29,687,023

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2026	174,661,008	4,062,194	590,860

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	142,601,835	6,008,050	1,017,154	29,687,023

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding simple majority vote	118,534,734	30,051,389	1,040,916	29,687,023

Item 8.01. Other Events

OGE Energy's Board of Directors declared a third quarter dividend of $0.425 per common share of stock, to be paid July 31, 2026, to shareholders of record July 6, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 14, 2026